As filed with the Securities and Exchange Commission on September 4, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21342

LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND

(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management Inc.

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Peter E. Sundman, Chief Executive Officer

c/o Neuberger Berman Management Inc.

Lehman Brother First Trust Income Opportunity Fund

605 Third Avenue, 2nd Floor

New York, New York  10158-0180

Arthur C. Delibert, Esq.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: December 31, 2007

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders

Lehman Brothers
First Trust Income
Opportunity Fund

Semi-Annual Report

June 30, 2007

Contents

THE FUND

Chairman's Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	13

FINANCIAL HIGHLIGHTS/PER SHARE DATA	22

DIVIDEND REINVESTMENT PLAN	24

Directory	25

Proxy Voting Policies and Procedures	26

Quarterly Portfolio Schedule	26

Amendment to Amended and Restated Declaration of Trust	26

Board Consideration of the Management and Sub-Advisory Agreements	26

Report of Votes of Shareholders	28

©2007 Lehman Brothers Asset Management LLC. All rights reserved.

This page has been left blank intentionally

Chairman's Letter

Dear Shareholder:

We are pleased to present to you the semi-annual report for Lehman Brothers First Trust Income Opportunity Fund, covering the six months ended June 30, 2007. The report includes portfolio commentary, a listing of the Fund's investments, and its financial statements for the reporting period.

The Fund's investment objective is to seek high total return through income plus capital appreciation. The fund pursues this investment objective by investing primarily in high yield debt securities. Its performance is dependent on several factors, including the rate of interest received on securities held by the Fund, the cost of distributions payable on Money Market Cumulative Preferred Shares issued by the Fund, and the results of interest rate hedges used by the Fund in seeking to manage short-term interest rate costs.

Portfolio Co-Managers Ann H. Benjamin and Thomas P. O'Reilly and their team of seasoned investment professionals at Lehman Brothers Asset Management LLC manage the portfolio. The team takes a proactive approach to high yield asset management, integrating detailed security and industry analysis within the context of a global economic outlook. The portfolio management team and research analysts are industry specialists who carry out independent primary research on companies and industries. In addition to seeking value from specific issue selections, they also implement strategies seeking to take advantage of valuation opportunities across industry sectors and credit quality tiers.

We thank you for the trust you have placed in us by investing in the Lehman Brothers First Trust Income Opportunity Fund. We will continue to do our best to earn it.

Sincerely,

Peter Sundman
Chairman of the Board
Lehman Brothers First Trust
Income Opportunity Fund

Income Opportunity Fund Portfolio Commentary

In the first half of 2007, the Lehman Brothers First Trust Income Opportunity Fund posted a positive return, outperforming its benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index.

The high yield bond market performed well during the first five months of this reporting period, with credit spreads (the yield differential between investment grade and high yield bonds) tightening to near historic levels by the end of May. However, volatility returned to the market in June. There were two primary catalysts behind this volatility. First, Treasury yields rose because economic data appeared to delay any easing of interest rates by the Federal Reserve. Second, investors' appetite for risk appeared to wane due to concerns about hedge fund exposure to the weak subprime mortgage market.

High yield volatility was most noticeable in the new issue market. Prior to June, high yield investors were willing to support aggressively structured leveraged buyout transactions. The amount of debt assumed in these transactions was much higher than normal, with structural twists usually seen only in strong credit markets (e.g., "toggle" notes where the issuer can elect to pay interest in either cash or more notes). However, high yield investors' appetite for these types of transactions dropped significantly in June and several high profile bond transactions were pulled or restructured. We remain very selective in our new issue purchases and view this market reaction as a positive step towards forcing more appropriately structured and priced high yield transactions.

After several years of superior performance for high yield bonds, the credit spread between high yield issues and comparable maturity U.S. Treasuries had shrunk to 2.45% by the end of May 2007. After the June sell-off, however, the credit spread widened to 3.00%. We think investors will again respond favorably to high yield bonds' more attractive risk/reward characteristics. Consequently, we expect the high yield market to stabilize in the second half of the year.

In our opinion, credit fundamentals are the most important factors in determining high yield bond performance over the long term. We are encouraged by the fact that high yield credit fundamentals remain strong. After slowing appreciably in the first quarter, the economy has snapped back and we could see second quarter GDP growth near 3%. In the second half of 2007, we expect annualized GDP growth in the 2-2.5% range, a rate of economic expansion that should support respectable cash flow growth for most companies. In our view, high yield default rates (1.4% at the end of June, near the lowest level since 1989), could creep up to 2-3%. However, this is still below the historical average and within a range that should not materially increase investor anxiety. Our commitment to high quality in-house fundamental credit research should continue to help us avoid potholes in the market.

The portfolio's positions in the Health Care, Services, Energy, Broadcasting, Retail and Utilities sectors generated the greatest contribution to returns during the period. Anticipating more moderate economic growth, we have been gravitating to less economically sensitive industry groups, which historically enjoy more stable cash flows. Currently, the portfolio is overweight in Health Care, Broadcasting, Packaging, Metals and Publishing. The portfolio is underweight in more cyclical industries including Utilities, Energy, Paper, Homebuilders and Capital Goods.

The portfolio's weighted average maturity and duration (a standard measure of interest rate risk) fluctuated modestly over this six-month reporting period. This was a function of security selection rather than an attempt to anticipate interest rate trends. Our bias toward intermediate maturity securities, which we believe have more attractive risk/reward characteristics than longer maturity bonds, will generally result in weighted average maturity and duration slightly lower than benchmark levels. At the close of this reporting period, the portfolio had a neutral credit quality profile versus its benchmark index.

Sincerely,

Ann H. Benjamin and Thomas P. O'Reilly
Portfolio Co-Managers

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is not indicative of future results.

Portfolios that invest in bonds and other fixed income securities can provide regular income and have historically been less volatile than most stock funds. However, they are subject to risks including credit risk, default on principal or interest payments and interest rate fluctuations. High yield bonds, also known as "junk bonds," are subject to additional risks such as the increased risk of default.

PERFORMANCE HIGHLIGHTS

Lehman Brothers First Trust Income Opportunity Fund

		Six Month Period Ended	Average Annual Total Return
	Inception Date	6/30/2007	1 Year	Since Inception
NAV[1,3]	07/28/2003	3.11%	14.28%	11.57%
Market Price[2,3]	07/28/2003	5.46%	23.54%	11.15%

RATING SUMMARY

AAA/Government/Government Agency	0.0%
AA	0.0
A	0.0
BBB	1.3
BB	32.3
B	46.1
CCC	19.0
CC	0.0
C	0.0
D	0.0
Not Rated	0.4
Short Term	0.9

Endnotes

1  Returns based on Net Asset Value ("NAV") of the Fund.

2  Returns based on market price of Fund shares on the American Stock Exchange.

3  Performance for NAV and Market Price assume reinvestment of all dividends and capital gains. Shares of the Fund fluctuate in value. Fund performance changes over time and currently may be different from that shown as of 6/30/07. Past performance is no guarantee of future results. More current Fund performance information can be obtained by visiting the Fund's website at www.lbftincomeopportunity.com.

Glossary of Indices

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index:	The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged sub-index of the Lehman Brothers U.S. Corporate High Yield Index which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

Please note that an index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the above-described index.

Schedule of Investments Lehman Brothers First Trust Income Opportunity Fund

(Unaudited)

PRINCIPAL AMOUNT		RATING		MARKET VALUE†
		Moody's	S&P
Corporate Debt Securities (143.8%)
Aerospace/Defense (1.6%)
$2,465,000	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 7.63%, due 6/15/12	Ba3	BB+	$2,523,544
340,000	L-3 Communications Corp., Guaranteed Notes, Ser. B, 6.38%, due 10/15/15	Ba3	BB+	321,300
				2,844,844
Airlines (1.4%)
2,336,107	Continental Airlines, Inc., Pass-Through Certificates, 9.80%, due 4/1/21	Ba1	BB+	2,593,079
Apparel/Textiles (0.9%)
1,570,000	Levi Strauss & Co., Senior Unsubordinated Notes, 9.75%, due 1/15/15	B2	B	1,679,900
Auto Loans (14.0%)
1,610,000	Ford Motor Credit Co., Unsecured Notes, 7.38%, due 10/28/09	B1	B	1,598,176
6,870,000	Ford Motor Credit Co., Senior Unsecured Notes, 9.75%, due 9/15/10	B1	B	7,173,551
2,735,000	Ford Motor Credit Co., Bonds, 7.38%, due 2/1/11	B1	B	2,671,972
3,875,000	Ford Motor Credit Co., Notes, 7.80%, due 6/1/12	B1	B	3,780,167
8,775,000	General Motors Acceptance Corp., Notes, 6.88%, due 9/15/11	Ba1	BB+	8,631,564
1,715,000	General Motors Acceptance Corp., Unsecured Notes, 7.00%, due 2/1/12	Ba1	BB+	1,681,997
				25,537,427
Auto Parts & Equipment (0.5%)
351,000	Goodyear Tire & Rubber Co., Senior Notes, 8.63%, due 12/1/11	Ba3	B	369,428	ñ
445,000	Goodyear Tire & Rubber Co., Senior Notes, 9.00%, due 7/1/15	Ba3	B	479,487
				848,915
Automotive (3.4%)
4,485,000	General Motors Corp., Senior Unsecured Debentures, 8.25%, due 7/15/23	Caa1	B-	4,086,956
2,305,000	General Motors Corp., Senior Unsubordinated Notes, 8.38%, due 7/15/33	Caa1	B-	2,103,313
				6,190,269
Beverage (0.4%)
720,000	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	Ba3	BB-	702,000
Building & Construction (0.1%)
215,000	K. Hovnanian Enterprises, Guaranteed Senior Subordinated Unsecured Notes, 8.88%, due 4/1/12	B2	B+	197,800
Building Materials (0.8%)
355,000	Associated Materials, Inc., Senior Discount Notes, Step-Up, 0.00%/11.25%, due 3/1/14	Caa2	CCC	264,475	^^
710,000	Nortek, Inc., Senior Subordinated Notes, 8.50%, due 9/1/14	B3	CCC+	676,275
495,000	Ply Gem Industries, Inc., Guaranteed Notes, 9.00%, due 2/15/12	Caa1	CCC+	444,881
				1,385,631

See Notes to Schedule of Investments 6

PRINCIPAL AMOUNT		RATING		MARKET VALUE†
		Moody's	S&P
Chemicals (4.0%)
$780,000	Chemtura Corp., Guaranteed Notes, 6.88%, due 6/1/16	Ba2	BB+	$737,100
1,900,000	Hexion US Finance Corp., Guaranteed Notes, 9.75%, due 11/15/14	B3	B	1,966,500
760,000	Lyondell Chemical Co., Guaranteed Notes, 8.25%, due 9/15/16	B1	B+	794,200
2,000,000	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	Caa1	CCC+	2,010,000	ñ
1,745,000	PQ Corp., Guaranteed Notes, 7.50%, due 2/15/13	B3	B-	1,849,700
				7,357,500
Consumer - Products (1.8%)
1,060,000	Amscan Holdings, Inc., Senior Subordinated Notes, 8.75%, due 5/1/14	Caa1	CCC+	1,046,750
2,340,000	Yankee Acquisition Corp., Guaranteed Notes, 9.75%, due 2/15/17	Caa1	CCC+	2,263,950
				3,310,700
Electric - Generation (4.4%)
2,050,000	Dynegy-Roseton Danskamme, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	Ba3	B	2,121,750
3,190,000	Edison Mission Energy, Senior Notes, 7.63%, due 5/15/27	B1	BB-	3,014,550	ñ
2,150,000	Mirant Americas Generation, Inc., Senior Unsecured Notes, 8.30%, due 5/1/11	Caa1	B-	2,219,875
655,000	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	B1	B	657,456
				8,013,631
Electronics (6.1%)
3,045,000	Flextronics Int'l, Ltd., Senior Subordinated Notes, 6.50%, due 5/15/13	Ba2	BB-	2,869,913
4,015,000	Freescale Semiconductor, Inc., Senior Notes, 9.13%, due 12/15/14	B1	B	3,774,100	ñ
660,000	NXP BV Funding LLC, Secured Notes, 7.88%, due 10/15/14	Ba2	BB+	650,100
3,910,000	NXP BV Funding LLC, Guaranteed Notes, 9.50%, due 10/15/15	B2	B+	3,851,350
				11,145,463
Energy-Exploration & Production (4.8%)
1,995,000	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13	Ba2	BB	2,029,913
1,715,000	Chesapeake Energy Corp., Guaranteed Notes, 6.38%, due 6/15/15	Ba2	BB	1,635,681
475,000	Forest Oil Corp., Guaranteed Unsecured Notes, 8.00%, due 12/15/11	B1	B+	489,250
840,000	Forest Oil Corp., Guaranteed Senior Unsecured Notes, 7.75%, due 5/1/14	B1	B+	848,400
3,855,000	Sabine Pass L.P., Secured Notes, 7.50%, due 11/30/16	Ba3	BB	3,835,725	ñ
				8,838,969
Environmental (0.7%)
1,375,000	Allied Waste North America, Inc., Guaranteed Notes, 7.25%, due 3/15/15	B1	BB+	1,361,250
Food & Drug Retailers (0.6%)
1,080,000	Rite Aid Corp., Guaranteed Notes, 9.50%, due 6/15/17	Caa1	CCC+	1,036,800	ñ
Forestry/Paper (1.7%)
860,000	Bowater, Inc., Senior Unsecured Floating Rate Notes, 8.36%, due 9/17/07	B3	B	851,400	µ
1,090,000	Bowater, Inc., Debentures, 9.00%, due 8/1/09	B3	B	1,106,350
1,200,000	Graphic Packaging Int'l, Inc., Guaranteed Notes, 8.50%, due 8/15/11	B2	B-	1,227,000
				3,184,750
Gaming (6.8%)
1,215,000	Chukchansi Economic Development Authority, Senior Notes, 8.00%, due 11/15/13	B2	BB-	1,239,300	ñ
1,830,000	Fontainebleau Las Vegas Holdings LLC, Second Mortgage, 10.25%, due 6/15/15	Caa1	CCC+	1,802,550	ñ
1,180,000	Majestic Star LLC, Senior Unsecured Notes, 9.75%, due 1/15/11	Caa1	CCC+	1,141,650

See Notes to Schedule of Investments 7

PRINCIPAL AMOUNT		RATING		MARKET VALUE†
		Moody's	S&P
$460,000	Park Place Entertainment, Senior Subordinated Notes, 7.88%, due 3/15/10	Ba1	B+	$470,948
1,910,000	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	B3	B	2,105,775	ñ
1,475,000	San Pasqual Casino, Notes, 8.00%, due 9/15/13	B2	B+	1,489,750	ñ
1,070,000	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	B3	B	1,079,363	ñ
1,865,000	Station Casinos, Inc., Senior Unsecured Subordinated Notes, 6.88%, due 3/1/16	Ba3	B	1,645,862
1,350,000	Trump Entertainment Resorts, Inc., Secured Notes, 8.50%, due 6/1/15	Caa1	B-	1,339,875
				12,315,073
Gas Distribution (6.9%)
690,000	AmeriGas Partners, L.P., Senior Unsecured Notes, 7.25%, due 5/20/15	B1		683,100
475,000	AmeriGas Partners, L.P., Senior Notes, 7.13%, due 5/20/16	B1		466,688
1,635,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	B2	B-	1,684,050
1,335,000	Kinder Morgan, Inc., Senior Notes, 6.50%, due 9/1/12	Ba2	BB-	1,336,211
1,360,000	Kinder Morgan, Inc., Senior Debentures, 7.25%, due 3/1/28		BB-	1,306,084
3,500,000	Regency Energy Partners, Senior Unsecured Notes, 8.38%, due 12/15/13	B2	B	3,605,000	ñ
1,415,000	Targa Resources, Inc., Guaranteed Notes, 8.50%, due 11/1/13	B3	B-	1,436,225	ñ
2,025,000	Transcontinental Gas Pipe Line, Unsecured Debentures, 7.25%, due 12/1/26	Ba1	BB+	2,118,656
				12,636,014
Health Services (13.2%)
1,950,000	Community Health Systems, Inc., Senior Notes, 8.88%, due 7/15/15	B3	B-	1,976,812	ñØ
3,230,000	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	B2	BB-	3,439,950	ñ
5,395,000	HCA, Inc., Secured Notes, 9.63%, due 11/15/16	B2	BB-	5,799,625	ñ
1,840,000	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 12.49%, due 7/5/07	Caa2	CCC+	1,812,400	ñµ
1,200,000	Service Corp. Int'l, Senior Unsecured Notes, 7.38%, due 10/1/14	B1	BB-	1,206,000
3,265,000	Service Corp. Int'l, Senior Notes, 7.50%, due 4/1/27	B1	BB-	3,077,262	ñ
2,520,000	Tenet Healthcare Corp., Senior Notes, 9.88%, due 7/1/14	Caa1	CCC+	2,494,800
795,000	United Surgical Partners Int'l, Inc., Senior Subordinated Notes, 9.25%, due 5/1/17	Caa1	CCC+	796,988	ñ
1,970,000	US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12	B1	B-	2,029,100
160,000	Ventas Realty L.P., Senior Notes, 6.63%, due 10/15/14	Ba2	BB+	157,800
1,320,000	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	Ba2	BB+	1,287,000
				24,077,737
Investments & Misc. Financial Services (1.3%)
2,390,000	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	Caa1	B-	2,443,775
Leisure (1.0%)
1,980,000	Royal Caribbean Cruises, Senior Unsubordinated Notes, 7.50%, due 10/15/27	Ba1	BBB-	1,884,340
Media - Broadcast (7.9%)
3,095,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.88%, due 5/15/14	B3	CCC	3,095,000	ñ
1,135,000	Entercom Radio/Capital, Guaranteed Senior Unsecured Notes, 7.63%, due 3/1/14	B1	B	1,123,650
2,020,000	LIN Television Corp., Senior Subordinated Notes, 6.50%, due 5/15/13	B1	B-	1,974,550
675,000	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	B1	B-	659,813
2,275,000	Paxson Communications, Secured Floating Rate Notes, 11.61%, due 7/16/07	Caa2	CCC-	2,354,625	ñµ
2,655,000	Univision Communication, Inc., Senior Notes, 9.75%, due 3/15/15	B3	CCC+	2,621,812	ñ
1,240,000	Young Broadcasting, Inc., Guaranteed Senior Subordinated Notes, 10.00%, due 3/1/11	Caa1	CCC-	1,233,800
1,415,000	Young Broadcasting, Inc., Senior Subordinated Notes, 8.75%, due 1/15/14	Caa1	CCC-	1,337,175
				14,400,425

See Notes to Schedule of Investments 8

PRINCIPAL AMOUNT		RATING		MARKET VALUE†
		Moody's	S&P
Media - Cable (6.9%)
$715,000	CCH I Holdings LLC, Guaranteed Notes, 10.00%, due 5/15/14	Caa3	CCC	$662,269
4,078,000	CCH I Holdings LLC, Secured Notes, 11.00%, due 10/1/15	Caa2	CCC	4,256,412
2,405,000	Charter Communications Operating LLC, Senior Notes, 8.38%, due 4/30/14	B3	B+	2,447,087	ñ
1,260,000	DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13	Ba3	BB-	1,318,275
1,185,000	EchoStar DBS Corp., Guaranteed Notes, 6.38%, due 10/1/11	Ba3	BB-	1,161,300
1,415,000	EchoStar DBS Corp., Guaranteed Notes, 7.00%, due 10/1/13	Ba3	BB-	1,393,775
1,355,000	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	Ba3	BB-	1,324,513
				12,563,631
Media - Services (3.0%)
1,325,000	Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13	Ba3	B	1,321,688
1,540,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.38%, due 4/15/14	B2	B	1,432,200
3,465,000	WMG Holdings Corp., Guaranteed Notes, Step-Up, 0.00%/9.50%, due 12/15/14	B2	B	2,633,400	^^
				5,387,288
Metals/Mining Excluding Steel (6.6%)
1,495,000	Aleris Int'l, Inc., Senior Notes, 9.00%, due 12/15/14	B3	B-	1,508,081	ñ
1,160,000	Aleris Int'l, Inc., Senior Subordinated Notes, 10.00%, due 12/15/16	Caa1	B-	1,151,300	ñ
2,065,000	Arch Western Finance Corp., Guaranteed Notes, 6.75%, due 7/1/13	B1	BB-	1,982,400
425,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.25%, due 4/1/15	Ba3	BB	448,375
2,545,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.38%, due 4/1/17	Ba3	BB	2,716,788
3,665,000	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	B2	B+	3,358,056
775,000	Peabody Energy Corp., Guaranteed Senior Notes, Ser. B, 6.88%, due 3/15/13	Ba1	BB	771,125
				11,936,125
Non-Food & Drug Retailers (3.2%)
365,000	Blockbuster, Inc., Senior Subordinated Notes, 9.00%, due 9/1/12	Caa2	CCC+	337,625
1,245,000	Bon-Ton Department Stores, Inc., Guaranteed Notes, 10.25%, due 3/15/14	B3	B-	1,260,563
1,295,000	Claire's Stores, Inc., Senior Notes, 9.63%, due 6/1/15	Caa1	CCC+	1,197,875	ñ
660,000	GSC Holdings Corp., Guaranteed Notes, 8.00%, due 10/1/12	Ba3	BB-	689,700
1,500,000	Michaels Stores, Inc., Subordinated Notes, Step-Up, 0.00%/13.00%, due 11/1/16	Caa1	CCC	945,000	ñ^^
1,285,000	Michaels Stores, Inc., Senior Subordinated Notes, 11.38%, due 11/1/16	Caa1	CCC	1,342,825	ñ
				5,773,588
Packaging (6.0%)
6,035,000	Ball Corp., Guaranteed Unsecured Notes, 6.88%, due 12/15/12	Ba1	BB	6,035,000
1,260,000	Crown Americas LLC, Guaranteed Notes, 7.75%, due 11/15/15	B1	B	1,266,300
1,880,000	Graham Packaging Co., Inc., Guaranteed Notes, 9.88%, due 10/15/14	Caa1	CCC+	1,901,150
1,730,000	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 8.75%, due 11/15/12	Ba2	BB	1,807,850
				11,010,300
Printing & Publishing (7.7%)
350,000	Dex Media West LLC, Senior Unsecured Notes, Ser. B, 8.50%, due 8/15/10	B1	B	362,687
580,000	Dex Media West LLC, Guaranteed Notes, Ser. B, 9.88%, due 8/15/13	B2	B	620,600
2,960,000	Dex Media, Inc., Senior Unsecured Notes, 8.00%, due 11/15/13	B3	B	3,004,400
3,560,000	Idearc, Inc., Guaranteed Notes, 8.00%, due 11/15/16	B2	B+	3,595,600
1,305,000	Primedia, Inc., Guaranteed Senior Unsecured Notes, 8.88%, due 5/15/11	B2	B	1,344,150
2,915,000	R.H. Donnelley Corp., Senior Notes, Ser A-3, 8.88%, due 1/15/16	B3	B	3,031,600

See Notes to Schedule of Investments 9

PRINCIPAL AMOUNT		RATING		MARKET VALUE†
		Moody's	S&P
$2,175,000	Reader's Digest Association, Inc., Senior Subordinated Notes, 9.00%, due 2/15/17	Caa1	CCC+$	2,033,625	ñ
				13,992,662
Railroads (1.9%)
660,000	Kansas City Southern Mexico, Senior Notes, 7.38%, due 6/1/14	B2	B	655,050	ñ
2,640,000	TFM SA de C.V., Senior Notes, 9.38%, due 5/1/12	B2		2,824,800
				3,479,850
Real Estate Dev. & Mgt. (1.8%)
1,470,000	American Real Estate Partners, L.P., Senior Notes, 7.13%, due 2/15/13	Ba3	BB+	1,418,550
1,795,000	American Real Estate Partners, L.P., Senior Notes, 8.13%, due 6/1/12	Ba3	BB+	1,801,731
				3,220,281
Restaurants (1.2%)
860,000	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	Caa1	B-	834,200
1,375,000	OSI Restaurant Partners, Inc., Senior Notes, 10.00%, due 6/15/15	Caa1	CCC+	1,313,125	ñ
				2,147,325
Software/Services (0.4%)
630,000	SunGard Data Systems, Inc., Guaranteed Notes, 9.13%, due 8/15/13	Caa1	B-	644,963
Steel Producers/Products (2.7%)
3,145,000	Metals U.S.A. Holdings Corp., Senior Floating Rate Notes, 11.36%, due 7/10/07	Caa1	CCC	2,893,400	ñµ
2,005,000	Tube City IMS Corp., Senior Subordinated Notes, 9.75%, due 2/1/15	B3	B-	2,055,125	ñ
				4,948,525
Support - Services (7.7%)
2,205,000	Aramark Corp., Senior Notes, 8.50%, due 2/1/15	B3	B-	2,243,588	ñ
1,070,000	KAR Holdings, Inc., Senior Subordinated Notes, 10.00%, due 5/1/15	Caa1	CCC	1,043,250	ñ
3,645,000	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	B2	B-	3,526,537	ñ
3,105,000	Language Line, Inc., Guaranteed Notes, 11.13%, due 6/15/12	B3	CCC+	3,330,112
3,105,000	Monitronics Int'l, Inc., Guaranteed Notes, 11.75%, due 9/1/10	B3	B-	3,389,961
475,000	Rural/Metro Corp., Guaranteed Notes, 9.88%, due 3/15/15	B3	CCC+	499,938
				14,033,386
Telecom - Fixed Line (0.5%)
845,000	Level 3 Financing, Inc., Guaranteed Notes, 9.25%, due 11/1/14	B3	CCC+	853,450
Telecom - Integrated/Services (7.6%)
4,250,000	Citizens Utilities Co., Senior Unsecured Notes, 7.13%, due 3/15/19	Ba2	BB+	4,016,250
1,335,000	Dycom Industries, Inc., Guaranteed Notes, 8.13%, due 10/15/15	Ba3	B+	1,388,400
2,200,000	Intelsat Bermuda Ltd., Guaranteed Notes, 9.25%, due 6/15/16	B2	B+	2,337,500
1,020,000	Nordic Telephone Co. Holdings, Secured Notes, 8.88%, due 5/1/16	B2	B	1,081,200	ñ
1,095,000	Qwest Corp., Senior Notes, 7.88%, due 9/1/11	Ba1	BBB-	1,141,537
400,000	Qwest Corp., Senior Unsecured Notes, 7.50%, due 10/1/14	Ba1	BBB-	410,000
1,340,000	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	Ba3	BB-	1,400,300
1,910,000	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	Ba3	BB-	2,019,825
				13,795,012

See Notes to Schedule of Investments 10

PRINCIPAL AMOUNT		RATING		MARKET VALUE†
		Moody's	S&P
Theaters & Entertainment (1.2%)
$1,230,000	AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%, due 8/15/12	Ba3	B-	$1,282,275
820,000	AMC Entertainment, Inc., Guaranteed Notes, 11.00%, due 2/1/16	B2	CCC+	906,100
				2,188,375
Transportation Excluding Air/Rail (1.1%)
2,055,000	Stena AB, Senior Unsecured Notes, 7.00%, due 12/1/16	Ba3	BB-	2,055,000
	Total Corporate Debt Securities (Cost $260,727,172)			262,016,053
NUMBER OF SHARES
Short-Term Investments (5.4%)
9,734,678	Neuberger Berman Prime Money Fund Trust Class (Cost $9,734,678)			9,734,678	#@ØØ
	Total Investments (149.2%) (Cost $270,461,850)			271,750,731	##
	Cash, receivables and other assets, less liabilities (0.2%)			404,282
	Money Market Cumulative Preferred Shares [(49.4%)]			(90,000,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)			$182,155,013

See Notes to Schedule of Investments 11

Notes to Schedule of Investments (Unaudited)

†  Investments in debt securities by Lehman Brothers First Trust Income Opportunity Fund (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's database. For all other debt securities requiring daily quotations, bid price quotations are obtained from principal market makers in those securities. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Securities with remaining maturities of 60 days or les s are valued at amortized cost. This method involves valuing a portfolio security initially at its cost and thereafter assumes a constant amortization to maturity of any discount of premium.

#  At cost, which approximates market value.

##  At June 30, 2007, the cost of investments for U.S. federal income tax purposes was $270,743,172. Gross unrealized appreciation of investments was $4,659,789 and gross unrealized depreciation of investments was $3,652,230, resulting in net unrealized appreciation of $1,007,559, based on cost for U.S. federal income tax purposes.

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At June 30, 2007, these securities amounted to $77,210,108 or 42.4% of net assets applicable to common shareholders.

^^  Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

Ø  All or a portion of this security was purchased on a when-issued basis. At June 30, 2007, these securities amounted to $1,976,812, or 1.1% of net assets applicable to common shareholders.

ØØ  All or a portion of this security is segregated as collateral for when-issued securities and/or interest rate swap contracts.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2007.

Statement of Assets and Liabilities (Unaudited)

Lehman Brothers First Trust Income Opportunity Fund	June 30, 2007
Assets
Investments in securities, at value* (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$262,016,053
Affiliated issuers	9,734,678
271,750,731
Cash	39,300
Receivable for securities sold	3,894,034
Interest receivable	4,775,548
Receivable for Fund shares sold	7,632
Interest rate swaps, at market value (Note A)	122,620
Prepaid expenses and other assets	52,426
Total Assets	280,642,291
Liabilities
Distributions payable—preferred shares	25,878
Distributions payable—common shares	7,657
Payable for securities purchased	8,311,732
Payable to investment manager—net (Notes A & B)	131,040
Payable to administrator (Note B)	10,971
Total Liabilities	8,487,278
Money Market Cumulative Preferred Shares (3,600 shares issued and outstanding) at liquidation value	90,000,000
Net Assets applicable to Common Shareholders at value	$182,155,013
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$173,930,043
Undistributed net investment income (loss)	87,392
Accumulated net realized gains (losses) on investments	6,728,697
Net unrealized appreciation (depreciation) in value of investments	1,408,881
Net Assets applicable to Common Shareholders at value	$182,155,013
Common Shares Outstanding, no par value; unlimited number of shares authorized	12,254,585
Net Asset Value per Common Share Outstanding	$14.86
*Cost of investments:
Unaffiliated issuers	$260,727,172
Affiliated issuers	9,734,678
Total cost of investments	$270,461,850

See Notes to Financial Statements 13

Statement of Operations (Unaudited)

Lehman Brothers First Trust Income Opportunity Fund	For the Six Months Ended June 30, 2007
Investment Income
Income (Note A):
Interest income—unaffiliated issuers	$11,347,181
Income from investments in affiliated issuers (Notes A & E)	142,180
Total income	11,489,361
Expenses:
Investment management fees (Note B)	820,776
Administration fees (Note B)	37,316
Investor service fees (Note B)	68,398
Custodian fees and other service fees (Note B)	93,457
Basic maintenance expense (Note B)	6,493
Audit fees	26,882
Shareholder reports	29,094
Preferred shares auction fees	110,669
Insurance expense	2,991
Trustees' fees and expenses	11,786
Miscellaneous	27,776
Total expenses	1,235,638
Investment management fees waived (Notes A & B)	(2,206)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(1,104)
Total net expenses	1,232,328
Net investment income (loss)	10,257,033
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	5,968,778
Interest rate swap contracts	274,657
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(7,955,017)
Interest rate swap contracts	(394,457)
Net gain (loss) on investments	(2,106,039)
Distributions to preferred shareholders	(2,330,886)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$5,820,108

See Notes to Financial Statements 14

Statement of Changes in Net Assets

Lehman Brothers First Trust Income Opportunity Fund	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$10,257,033	$20,166,158
Net realized gain (loss) on investments	6,243,435	2,693,328
Change in unrealized appreciation (depreciation) of investments	(8,349,474)	4,853,489
Distributions to Preferred Shareholders From (Note A):
Net investment income	(2,330,886)	(4,487,200)
Net increase in net assets applicable to common shares resulting from operations	5,820,108	23,225,775
Distributions to Common Shareholders From (Note A):
Net investment income	(8,087,081)	(16,566,992)
From Capital Shares Transactions (Note D):
Proceeds from reinvestment of dividends	32,614	72,014
Net increase (decrease) in net assets applicable to common shareholders	(2,234,359)	6,730,797
Net Assets Applicable to Common Shareholders:
Beginning of period	184,389,372	177,658,575
End of period	$182,155,013	$184,389,372
Undistributed net investment income (loss) at end of period	$87,392	$248,326

See Notes to Financial Statements 15

Notes to Financial Statements Lehman Brothers First Trust Income Opportunity Fund (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Lehman Brothers First Trust Income Opportunity Fund (the "Fund") was organized as a Delaware statutory trust on April 8, 2003, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. Prior to February 2007, Lehman Brothers Asset Management Inc. was investment adviser to the Fund. Effective February 2007, Neuberger Berman Management Inc. ("Management") became the investment adviser. Lehman Brothers Asset Management LLC ("LBAM LLC") is the sub-adviser to the Fund. The Fund's common shares are listed on the New York Stock Exchange under the symbol LBC.

  The Fund's investment objective is to seek high total return (income plus capital appreciation). The Fund pursues its investment objective by investing its assets primarily in high yield debt securities.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Security transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on securities, where applicable, is recorded on an accrual basis. Realized gains and losses on securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

  As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting due to the tax treatment for paydown gains and losses on mortgage backed securities, the tax treatment for swaps and amortization of bond premium were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$21,054,192	$21,925,912	$—	$568,757	$—	$49,045	$21,054,192	$22,543,714

  As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$248,326	$739,125	$9,504,492	$—	$10,491,943

  The difference between book basis and tax basis distributable earnings is attributable primarily to the timing differences of wash sales.

5  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. The Fund intends to make monthly distributions of net investment income to common shareholders, after payments of any distributions on outstanding Money Market Cumulative Preferred Shares ("MMP"). There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the year ended December 31, 2007 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay additional distributions to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capi tal gains, if any, will be offset to the extent of any available capital loss carryforwards. Distributions to preferred shareholders are accrued and determined as described in note A-7.

  On July 12, 2007, the Fund declared three monthly distributions to common shareholders in the amount of $0.11 per share per month, payable after the close of the reporting period, on July 31, 2007, August 31, 2007 and September 28, 2007, respectively, to shareholders of record on July 24, 2007, August 24, 2007 and September 21, 2007, respectively.

6  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management or its affiliates serve as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7  Money market cumulative preferred shares: The Fund is authorized to issue 3,750 MMP, each without par value. On October 22, 2003, the Fund issued 3,600 MMP with proceeds of $90,000,000 in a public offering. The underwriting commissions and offering costs of $1,236,545 were incurred in connection with the offering and were charged directly to paid-in capital of the common shares. Distributions to preferred shareholders are cumulative at a rate which is generally reset every twenty-eight days based on the results of an auction. The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25% for a regular distribution period and at a rate agreed to by the Fund and the broker-dealers for a special distribution period. For the six months ended June 30, 2007, Lehman Government Securities, Inc., an affil iate of Management, earned $0 in commissions.

  Distributions to preferred shareholders are recorded daily and are payable at the end of each distribution period. Each distribution payment period for the MMP is generally twenty-eight days. For the six months ended June 30, 2007, the distribution rates for MMP ranged from 5.24% to 5.27%. The distribution rate for MMP on June 30, 2007 was 5.25%. In addition, at least annually, the Fund intends to distribute net capital gains, if any.

  The MMP are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid distributions, on any distribution payment date. The MMP are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid distributions, if the Fund defaults on its asset maintenance requirements with respect to the MMP and fails to cure such a default within the time permitted. If the distributions on the MMP shall remain unpaid in an amount equal to two full years' distributions, the holders of the MMP, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the MMP and the common shares have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share, and vote together as a single class, except that the holders of the MMP, as a separate class, have the right to elect at least two members of the Board of Trustees and to vote under certain other circumstances specified in the Fund's Amended By-Laws. The Fund is required to maintain certain asset coverage with respect to the MMP as defined in the Fund's Amended By-Laws and the 1940 Act.

8  Interest rate swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's MMP. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligati ons under any swap transaction, marked to market daily.

  Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

  Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payment are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At June 30, 2007, the Fund had outstanding interest rate swap contracts as follows:

			Rate Type
Swap Counter Party	Notional Amount	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(1)	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$22,500,000	September 28, 2007	3.22%	5.32%	$2,620	$120,000	$122,620

(1)  30 day LIBOR (London Interbank Offered Rate) at June 26, 2007.

9  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that LBAM LLC has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10  Reverse repurchase agreements: The Fund may enter into reverse repurchase agreements with institutions deemed creditworthy by Management. A reverse repurchase agreement involves the sale of a security by the Fund, with an agreement to repurchase the same or substantially similar security at an agreed upon price and date. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. There were no reverse repurchase agreements outstanding at June 30, 2007.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2007, management fees waived under this Arrangement amounted to $2,206 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For th e six months ended June 30, 2007, income earned under this Arrangement amounted to $142,180 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Concentration of credit risk: The Fund will normally invest at least 80% of its Managed Assets (as defined in Note B) in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These investments are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

  Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund's shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

13  Risk associated with the use of leverage: The Fund's use of leverage through the issuance of preferred shares and borrowings, as well as the economic leverage inherent in certain derivatives, including credit default swaps, creates risks for holders of common shares. There is no assurance that the Fund's leveraging strategies will be successful. If the Fund issues preferred shares or borrows money to make additional investments and the income and capital appreciation from those investments exceed the distributions payable on the preferred shares or the costs of borrowing, the Fund's investment return will be greater than if leverage had not been used. However, if the distributions payable on the preferred shares or the costs of borrowing exceed the income and capital appreciation from the additional investments, the Fund would lose money and its investment return will be lower than if leverage had not been used. Leverage creates risk which may adversely affect the return for holders of common shares, including:

  (a)  the likelihood of greater volatility of net asset value and market price of the Fund's common shares;

  (b)  the possibility either that common share income will fall if the preferred share distribution rate rises or the Fund's borrowing costs increase, or that common share income will fluctuate because of changes in the preferred share distribution rates or borrowing costs.

14  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

  The Fund pays all expenses incurred in connection with the operations of the Fund. These expenses, among others, include custodian and fund accounting and administrative fees, legal and audit fees, fees and expenses of the Trustees who are not "interested persons" within the meaning of the 1940 Act ("Independent Fund Trustees"), and printing expenses.

  The Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund's average daily "Managed Assets" (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings). Management is responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. Management has retained LBAM LLC to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio. Management compensates LBAM LLC for its services as sub-adviser. Management pays LBAM LLC a monthly sub-advisory fee calculated at the following annual percentage rates of the Fund's average daily Managed Assets: 0.55% on the Fund's first $25 million of Managed Assets, 0.45% on the next $25 million of Managed Assets, 0.35% on the next $50 million of Managed Assets, and 0.30% on Managed Asset s that are in excess of $100 million. Management and LBAM LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly traded corporation.

  First Trust Portfolios L.P. ("First Trust") serves as the Fund's distribution and marketing agent, and investor servicing agent. As the Fund's distribution and marketing agent, First Trust provides certain distribution and marketing services for the Fund's common shares including preparing marketing materials and presentations, developing contacts with brokers whose clients may have an interest in acquiring Fund shares and replying to information requests from prospective investors. In consideration for these services, First Trust receives a fee paid by Management.

  First Trust, as the investor servicing agent, developed and maintains a website for the Fund, assists in the review of shareholder materials, assists in the dissemination of the Fund's net asset value and market price, provides ongoing shareholder and account maintenance services, replies to information requests from shareholders and aids in secondary market support. In consideration for these services, the Fund pays First Trust a monthly fee computed at the annual rate of 0.05% of the Fund's average daily Managed Assets. For the six months ended June 30, 2007, the Fund paid First Trust, as the investor servicing agent, a fee equal to $68,398.

  The Fund pays no compensation to its officers or to its Trustees who are interested Trustees of Management or its affiliates.

  In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the MMP Basic Maintenance Amount, which is the minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the MMP. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. Prior to March 23, 2007, the Fund paid Investors Bank & Trust Company ("Investors Bank") for the preparation of this report. Effective March 23, 2007, the Fund pays State Street Bank & Trust Company ("State Street") for the preparation of this report, which is reflected in the Statement of Operations under the capti on "Basic maintenance expense."

  Prior to March 23, 2007, Investors Bank served as the Fund's custodian and administrator and as transfer agent, registrar and dividend paying agent for the common shares. For the six months ended June 30, 2007, the Fund paid Investors Bank $73,906 for these services, which is reflected in the Statement of Operations under the caption "Custodian fee and other service fees." Effective March 23, 2007, State Street serves as the Fund's custodian, and The Bank of New York serves as the Fund's transfer agent, registrar and dividend paying agent.

  Effective March 23, 2007, the Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  Effective March 23, 2007, the Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $1,104.

Note C—Securities Transactions:

  For the six months ended June 30, 2007, there were purchases and sales of investments (excluding short-term securities and interest rate swap contracts) of $198,519,779 and $186,629,675, respectively.

Note D—Capital:

  At June 30, 2007, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
12,254,585	—

  The Fund's Declaration of Trust authorizes the Trustees to issue an unlimited number of common shares for the Fund, each without par value. Transactions in common shares for the six months ended June 30, 2007 and the year ended December 31, 2006 were as follows:

Reinvestment of Dividends and Distributions		Net Increase in Common Shares Outstanding
2007	2006	2007	2006
2,143	4,904	2,143	4,904

Note E—Investments In Affiliates*:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2007	Value June 30, 2007	Income from Investments in Affilitated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	—	56,053,939	46,319,261	9,734,678	$9,734,678	$142,180

*  Affiliated issuers, as defined in the 1940 Act.

**  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

Note F—Recent Accounting Pronouncement:

  In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note G—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Lehman Brothers First Trust Income Opportunity Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,			For the Period July 28, 2003 through December 31,
	2007 (Unaudited)		2006	2005	2004	2003^
Net Asset Value, Beginning of Period (Common Shares)	$15.05		$14.51	$15.58	$15.51	$14.33	@@
Net Investment Income¢	0.84		1.65	1.71	1.72	0.64
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)		0.61	(0.94)	0.11	1.31
Dividends to Preferred Shareholders from Net Investment Income¢	(0.19)		(0.37)	(0.24)	(0.11)	(0.02)
Total From Investment Operations Applicable to Common Shareholders	0.47		1.89	0.53	1.72	1.93
Less Distributions to Common Shareholders
From Net Investment Income	(0.66)		(1.35)	(1.58)	(1.55)	(0.60)
From Net Realized Gains	—		—	(0.02)	(0.10)	(0.02)
From Return of Capital	—		—	(0.00)	—	—
Total Distributions to Common Shareholders	(0.66)		(1.35)	(1.60)	(1.65)	(0.62)
Common Shares Offering Costs Charged to Paid-in Capital	—		—	—	—	(0.03)
Preferred Shares Underwriting Commissions and Offering Costs
Charged to Paid in Capital	—		—	—	—	(0.10)
Net Asset Value, End of Period (Common Shares)	$14.86		$15.05	$14.51	$15.58	$15.51
Market Value - End of Period (Common Shares)	$15.33		$15.18	$15.61	$16.48	$15.91
Total Return on Net Asset Value (Common Shares) (%)†	3.11	**	13.91	3.63	11.99	12.73	**
Total Return on Market Value (Common Shares) (%)†	5.46	**	6.79	5.40	15.48	10.47	**
Ratio of Gross Expenses (excluding interest expense) to Average Net Assets Applicable to Common Shares (%)††#	1.33	*	1.49	1.53	1.48	1.42	*
Ratio of Net Expenses (excluding interest expense) to Average Net Assets Applicable to Common Shares (%)††	1.33	*§	1.49	1.53	1.48	1.42	*
Ratio of Interest Expense to Average Net Assets Applicable to Common Shares (%)††	—		—	—	—	0.19	*
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (%)††	11.10	*	11.29	11.44	11.36	10.00	*
Portfolio Turnover Rate (%)	70.70	**	111.49	96.18	106.76	32.08
Net Assets Applicable to Common Shares, End of Period (000)	$182,155		$184,389	$177,659	$190,700	$189,644
Money Market Cumulative Preferred Shares
Preferred Shares Outstanding, End of Period (000)	$90,000		$90,000	$90,000	$90,000	$90,000
Asset Coverage Per Share@	$75,606		$76,284	$74,400	$77,975	$77,675
Involuntary Liquidation Preference Per Share	$25,000		$25,000	$25,000	$25,000	$25,000
Approximate Market Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000

See Notes to Financial Highlights 22

Notes to Financial Highlights Lehman Brothers First Trust Income Opportunity Fund (Unaudited)

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized net expenses to average daily net assets would have been:

Six Months Ended June 30, 2007
1.34%

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on MMP) from the Fund's total assets and dividing by the number of MMP outstanding.

††  Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to MMP outstanding.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

@@  Net asset value at beginning of period reflects the deduction from the $15.00 offering price of the sales load of $0.675 per share paid by the shareholder.

Dividend Reinvestment Plan

The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York, as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless the shareholder elects to receive cash or unless the shares are registered in the name of a broker-dealer or other nominee (that is, in "street name") and the respective nominee does not participate in the Plan. For Plan participants, the Plan Agent will either (i) effect purchases of common shares under the Plan in the open market or (ii) distribute newly issued common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Certain broker-dealers and nominees do not permit their clients to participate in dividend reinvestment plans. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per shar e of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant's instructions, common shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan.

Directory

Investment Manager and Administrator

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser

Lehman Brothers Asset Management LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Stock Transfer Agent

The Bank of New York
101 Barclay Street, II-E
New York, NY 10286

Address correspondence to:

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services 800.366.6264

Legal Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and at www.lbftincomeopportunity.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Amendment to Amended and Restated Declaration of Trust

The Amended and Restated Declaration of Trust of the Fund was amended in December 2006 to clarify that each shareholder will have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value of each share owned on the record date.

Board Consideration of the Management and Sub-Advisory Agreements

At meetings held on February 14, 2007 and February 26, 2007, the Board of Trustees ("Board") of Lehman Brothers First Trust Income Opportunity Fund ("Fund"), including the Trustees who are not "interested persons" of the Fund ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for the Fund. In addition, the Board approved the transfer of the Management Agreement from Lehman Brothers Asset Management Inc. ("LBAM Inc.") to Neuberger Berman Management Inc. ("Management") and authorized Management to assume from LBAM Inc. the Sub-Advisory Agreement with Lehman Brothers Asset Management LLC ("LBAM LLC").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and LBAM LLC in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and LBAM LLC regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in investment company matters and that is independent of Management and Neuberger. The Independent Fund Trustees annually receive a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the transfer and continuance of the Agreements: (1) the nature, extent, and quality of the services provided by LBAM LLC and to be provide by Management; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and/or profits historically realized by LBAM Inc./LBAM LLC and their affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows, noting that the Fund's closed-end structure limits its prospects for growth; and (5) whether fee levels reflect economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weig hts to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of LBAM LLC who perform services for the Fund. The Board noted that Management also will provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and LBAM LLC's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund, noting that the Fund does not execute transactions through any affiliate, and discussed the quality of execution. The Board noted that as a fixed income fund, the Fund engaged almost exclusively in principal trades, and thus did not generate soft dollar commissions. In addition, the Board noted the positive compl iance history of Management and LBAM LLC, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or LBAM LLC or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's overall expense ratio to a peer group of comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group, and the effects of specific portfolio management or administration needs on the advisory fee.

The Board considered whether there were other funds that were sub-advised by Management or LBAM LLC or their affiliates or separate accounts managed by Management or LBAM LLC with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to comparable sub-advised funds and/or separate accounts to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fee charged between the Fund and the comparable sub-advised funds and/or separate accounts and determined that the differences in fees were consistent with the differences in management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board noted that the sub-advisory fee contains breakpoints at various asset levels and that the management fee did not contain breakpoints. The Board requested an analysis of the impact of these breakpoints on overall profitability.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to LBAM Inc.'s profit or loss on the Fund for recent periods and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability from its relationship with the Fund would not be excessive. The Board also determined that the level of profitability from the sub-advisory relationship with the Fund was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that, based on prior experience, Management and LBAM LLC could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time and that the Board retained confidence in Management's and LBAM LLC's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

Report of Votes of Shareholders

An annual meeting of shareholders of Lehman Brothers First Trust Income Opportunity Fund was held on April 16, 2007. Shareholders voted on the following matter: (1) To elect five Class II Directors (one of which is to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2010, or until their successors are elected and qualified. Class I and III Directors continue to hold office until the annual meetings in 2009 and 2008, respectively.

Proposal 1 – To elect five Class II Directors (one of which is to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2010.

Common and Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
C. Anne Harvey	230,965,658.000	1,461,302.000
George Morriss	231,126,751.000	1,300,209.000
Jack Rivkin	231,073,202.000	1,353,758.000
Tom D. Seip	231,021,559.000	1,405,402.000

Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
John Cannon	64,400,000.000	—

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Investment manager: Neuberger Berman Management Inc.

Sub-adviser: Lehman Brothers Asset Management LLC

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker/Dealer and Institutional Services: 800.366.6264 Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0547 08/07

Item 2. Code of Ethics

The Board of Trustees of Lehman Brothers First Trust Income Opportunity Fund (“Registrant” or “Fund”) adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant’s Form N-CSR filed on March 12, 2007.

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Fund is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Only required in the annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1)

A copy of the Code of Ethics is incorporated by reference to Registrant’s Form N-CSR, Investment Company Act file number 811-21342 (filed March 12, 2007).

(a)(2)

The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)

Not applicable to the Registrant.

(b)

The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lehman Brothers First Trust Income Opportunity Fund

By:   /s/Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date:  August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date:  August 24, 2007

By:   /s/John M. McGovern

John M. McGovern

Treasurer and Principal Financial

and Accounting Officer

Date:  August 24, 2007